UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2009

Wynn Resorts, Limited

(Exact name of registrant as specified in its Charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 11, 2009, Wynn Macau, Limited, a newly formed and indirect wholly owned subsidiary of Wynn Resorts, Limited and a developer, owner and operator of destination casino gaming and entertainment resort facilities focused exclusively on Macau, posted a Web Proof Information Pack (“WPIP”) on the website of The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) in connection with the proposed listing of the shares of Wynn Macau, Limited on the Hong Kong Stock Exchange. The posting of the WPIP was carried out for the purpose of providing information to the public in Hong Kong and is prepared in accordance with the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange and other applicable requirements of the Hong Kong Stock Exchange (collectively, the “Hong Kong Listing Rules”). On September 11, 2009, Wynn Resorts, Limited filed a Current Report on Form 8-K to disclose Wynn Macau, Limited’s filing of the WPIP on the website of the Hong Kong Stock Exchange.

Subsequently, Wynn Macau, Limited amended the WPIP to include prospective financial information under the headings “Summary—Profit Forecast for the Year Ending 31 December 2009” and “Financial Information—Profit Forecast for the Year Ending 31 December 2009” (such prospective financial information, the “Profit Forecast”). The amendments to the WPIP were posted on the website of the Hong Kong Stock Exchange on September 20, 2009 in Hong Kong (the “Revised WPIP”). The changed pages to the Revised WPIP are attached hereto as Exhibit 99.1.

The Revised WPIP contains certain information about Wynn Resorts, Limited’s Macau business, which will be owned by Wynn Macau, Limited after the completion of certain ongoing corporate reorganizations. Such information includes information relating to Wynn Macau, Limited’s operations, risk factors and property valuation, draft unaudited financial statements and management’s discussion and analysis of financial condition and results of operations. The draft unaudited financial information and Profit Forecast contained in the Revised WPIP are presented in Hong Kong dollars and have been prepared in accordance with International Financial Reporting Standards (“IFRS”) in accordance with the Hong Kong Listing Rules. IFRS differ in material respects from U.S. GAAP. The Revised WPIP does not include a discussion of the differences between IFRS and U.S. GAAP and does not contain a reconciliation of the IFRS-based financial information to U.S. GAAP. The draft unaudited financial information reported in the Revised WPIP includes adjusted EBITDA for Wynn Macau, Limited, which is based on the underlying IFRS draft unaudited financial information of Wynn Macau, Limited and differs from adjusted property EBITDA reported by Wynn Resorts, Limited with respect to its Wynn Macau segment, including in the treatment of corporate expenses, management fees, royalties and other.

Wynn Macau, Limited does not intend to update the draft unaudited financial information or Profit Forecast or to publish similar draft unaudited financial information or profit forecasts in the future. Ernst & Young, certified public accountants, Hong Kong, the accountants for Wynn Macau, Limited, has not examined, compiled or otherwise applied procedures to this draft unaudited financial information or Profit Forecast for the purpose of its inclusion in the Revised WPIP and, accordingly, does not express any opinion or any form of assurance on it.

Furthermore, the draft unaudited financial information and Profit Forecast included in the Revised WPIP was not prepared with a view to compliance with published guidelines of the American Institute of Certified Public Accountants (“AICPA”) regarding prospective financial statements. Accordingly, this information does not include disclosure of all information required by the AICPA guidelines on prospective financial information. This information is necessarily based upon a number of assumptions and estimates that, while considered reasonable by Wynn Macau, Limited based on information known by its management at the time the Revised WPIP was posted, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Wynn Macau, Limited, and upon assumptions with respect to future business decisions that are subject to change, including the principal bases and assumptions set forth in the Revised WPIP. Accordingly, there can be no assurance that these results will be realized.

On September 19, 2009 in Hong Kong, Wynn Macau, Limited determined an offer price range in connection with the proposed offering of 1,250,000,000 ordinary shares (the “Shares”) of Wynn Macau, Limited, nominal value HK$0.001 per Share, in connection with an offering of the Shares, including an offer for subscription to the public in Hong Kong for cash. If issued, the Shares will represent 25% of the post-issuance capital base of Wynn Macau, Limited. The offer price will be not more than HK$10.08 (US$1.30) per Share and is currently expected to be not less than HK$8.52 (US$1.10) per Share, unless otherwise announced. The offer price will be subject to a brokerage fee of 1%, a transaction levy of 0.004% imposed by the Securities and Futures Commission of Hong Kong, and a Hong Kong Stock Exchange trading fee of 0.005%.

This Form 8-K and the Revised WPIP contain forward-looking statements regarding, but not limited to, the Profit Forecast and strategies regarding Wynn Resorts, Limited’s and Wynn Macau, Limited’s business and development activities, capital structure following completion of its ongoing corporate reorganizations, other capital spending, financing sources, the effects of regulation (including gaming and tax regulations) and expectations concerning future operations, margins, profitability and competition. Such forward-looking statements are, by their nature, subject to significant risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in this Form 8-K and the Revised WPIP. The risks and uncertainties include, but are not limited to, competition in the casino/hotel and resort industries, completion of Encore at Wynn Macau on time and within budget, general domestic and international economic conditions and other risk factors described in the Revised WPIP including those set forth under the heading “Forward-Looking Statements.” The forward-looking statements contained in this Form 8-K and the Revised WPIP reflect management’s current view with respect to possible future events and, subject to the requirements of applicable laws, rules and regulations, Wynn Resorts, Limited and Wynn Macau, Limited do not have any obligation and do not intend to update or otherwise revise the forward-looking statements in this Form 8-K or the Revised WPIP, whether as a result of new information, future events or otherwise.

The information in this Form 8-K, Exhibit 99.1 attached hereto and the Revised WPIP shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amendments to Web Proof Information Pack, dated as of September 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2009

WYNN RESORTS, LIMITED

By:	/s/ Kim Sinatra
Kim Sinatra
Senior Vice President, General Counsel and Secretary

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